Investor Presentation Fourth Quarter 2017 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com - 949-864-8000 Exhibit 99.2

2 Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Plaza Bancorp (“Plaza”) acquisition and other acquisitions. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; the effect of acquisitions that the Company has made or may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from its acquisitions; changes in the level of the Company’s nonperforming assets and charge- offs; any oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2016 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 33 Full-Service Branch Locations Company Profile Exchange / Listing NASDAQ: PPBI Focus Small & Mid-Market Businesses Total Assets $8.02 Billion Branch Network • Market data as of 2/1/2018 (1) 3-month average as of 2/1/2018 Pacific Premier Branch Footprint Headquarters Irvine, CA # of Research Analysts 7 Analysts Market Cap $1.93 Billion* Avg. Daily Volume 524,779 Shares(1)

4 Strategic Transformation 2008 - 2012  Organic growth driven by dynamic sales culture  Geographic expansion through highly accretive FDIC-assisted acquisitions  Canyon National Bank (“CNB”) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted)  Palm Desert National Bank (“PDNB”) - $103 million in assets, closed on 4/27/2012 (FDIC-Assisted) 2018 and Beyond  Focus on producing EPS growth from scale, efficiency and balance sheet leverage  Target ROAA and ROATCE of 1.50% and 17%, respectively  Continue disciplined organic and acquisitive growth increasing scarcity value 2013 - 2017  Build out of commercial banking platform through acquisitions  First Associations Bank (“FAB”) - $424 million in assets, closed on 3/15/2013 (151 days)  San Diego Trust Bank (“SDTB”) - $211 million in assets, closed on 6/25/2013 (111 days)  Infinity Franchise Holdings (“IFH”) - $80 million in assets, closed on 1/30/2014 (73 days)  Independence Bank (“IDPK”) - $422 million in assets, closed on 1/26/2015 (96 days)  Security California Bancorp (“SCAF”) - $715 million in assets, closed 1/31/2016 (123 days)  Heritage Oaks Bancorp (“HEOP”) – $2 billion in assets, closed on 4/1/2017 (109 days)  Plaza Bancorp (“PLZZ”) - $1.3 billion in assets, closed on 11/1/2017 (84 days) A balance of organic and acquisitive growth to create a California centric commercial bank franchise with $8.02 billion in assets

5 Highlights – Q4 2017 Earnings  Net income of $16.2 million, which included $5.4 million in merger-related expense and a $5.6 million deferred tax asset revaluation  Operating net income of $25.2* million or $0.56* per diluted per share  Adjusted ROAA of 1.35%*  Adjusted ROATCE of 15.9%* Loans/ Asset Quality  New loan commitments of $648 million  Net interest margin of 4.56%, core net interest margin of 4.26% excluding accretion  Nonperforming assets as a percent of total assets of 0.04%  Delinquencies as a percent of total loans of 0.16% Deposits  Deposits totaled $6.1 billion, an increase of $1.1 billion, or 21%, from prior quarter  Noninterest-bearing deposits represent 37% of total deposits  Non-maturity deposits equal 82% of total deposits  Cost of Deposits of 0.32% Key Ratios  Increasing operating leverage, with an efficiency ratio of 48.2%  Tangible book value per share of $15.26*, 6% higher than the third quarter of 2017, including DTA revaluation, and 22% higher than the fourth quarter of 2016 Acquisition  Completed acquisition of Plaza Bancorp on November 1, 2017 (84 days), adding approximately $1.3 billion in assets * Please refer to non-GAAP reconciliation

6 History of PPBI • Total deposits compound annual growth rate of 39% since 2011 • Total loans compound annual growth rate of 43% since 2011 Total Assets – Acquired vs. Non-Acquired February 2011 Acquired Canyon National Bank ($192MM assets) in FDIC-assisted deal $8,025 $961 $1,174 $1,714 $2,039 $2,791 $4,040 $4,174 $6,440 $6,532 $8.00 $10.50 $13.00 $15.50 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2011 2012 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Non-Acquired Acquired TBV/Share November 2017 Acquired PLZZ ($1.3B assets) April 2012 Acquired Palm Desert National Bank ($103MM assets) in FDIC- assisted deal March 2013 and June 2013 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) January 2014 Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2015 Acquired Independence Bank ($422MM assets) January 2016 Acquired SCAF ($715MM assets) Timely and efficient acquisitions have accelerated PPBI’s growth and performance Total Assets TBV/Share* April 2017 Acquired HEOP ($2.0B assets) Note: All dollars in millions * Please refer to non-GAAP reconciliation

7  Small and middle market business banking focus  Full suite of business banking services, including: cash management, payroll and merchant card services  Customized commercial and industrial (“C&I”) and commercial real estate loans (“CRE”)  C&I and CRE business loans  Originated $201M Q4 2017 vs. $75M Q4 2016  38% of loan portfolio Commercial Lines of Business Business Banking SBA Lending Franchise Lending Income Property Lending  Small Business Administration (“SBA”) Loans  Nationwide origination capability  California Capital Access Program (“Cal CAP”) Loans  United State Department of Agriculture (“USDA”) Loans  Originated $58M Q4 2017 vs. $36M Q4 2016  Sell guaranteed portion – 75% of loan amount  Gross gain rates 8-12%  National lender for established and experienced owner operators of Quick Serve Restaurants (“QSR”)  C&I and CRE based lending secured by equipment and real estate  Originated $66M Q4 2017 vs. $57M Q4 2016  Average originated rate of 5.4% in Q4 2017  11% of loan portfolio  Credit facilities and banking services for CRE investors in SoCal  Structured CRE and bridge loan flexibility  Originated $79M Q4 2017 and $81M Q4 2016  20% of loan portfolio Construction Lending  Construction loans for developers and owner users on properties predominantly in coastal SoCal  New team assembled in first half of 2013  Originated $106M Q4 2017 vs. $90M Q4 2016  Attractive risk adjusted yields  5% of loan portfolio HOA Banking  Nationwide leader of customized cash management, electronic banking services and credit facilities for:  Home Owner Association (“HOA”) Companies  HOA Management Companies  Predominately money market and demand deposits

8 Increasing Loan Commitments & Attractive Yields $251 $299 $322 $385 $455 $492 $558 $648 4.97% 4.93% 4.87% 4.80% 4.88% 4.99% 4.9… 5.00% 3.00% 3.50% 4.00% 4.50% 5.00% $- $100 $200 $300 $400 $500 $600 $700 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 Business Loans Real Estate Loans Other Loans Weighted Average Coupon Note: All dollars in millions Q ua rt er ly L oa n Co mm itm en ts A vg . R at e on N ew C omm itm en ts

9 Commercial Bank Transformation - Deposit Composition Deposits – 12/31/2009 Deposits – 12/31/2017 Total Deposits: $618.7 Million Cost of Deposits: 1.91% Total Deposits: $6.1 Billion Cost of Deposits: 0.32% Non-interest- Bearing Demand 5% Interest-Bearing Demand 4% Money Market/ Savings 23% Certificate of Deposits 68% • 37% of deposit balances are non-interest-bearing deposits • 82% of deposits are non-maturity deposits • 89% of deposits are core deposits* * Core deposits are all transaction accounts and non-brokered CD accounts below $250,000 Non-interest Bearing Demand 37% Interest- Bearing Demand 6% Money Market/Savings 39% Certificate of Deposits 18%

10 Commercial Bank Transformation – Loan Composition Loans – 12/31/2009 Loans – 12/31/2017 • Loan portfolio is high quality and well-diversified • Business-related loans represent 54% of total loans at 12/31/17* • Business loan commitments originated for FY 2017 were $1.26 billion, 58% of total commitments Total Loans: $576.3 Million Total Loans: $6.2 Billion • Business loans are defined as commercial and industrial, franchise, commercial owner occupied, agriculture and SBA Commercial and Industrial 5% CRE Owner Occupied 18% CRE Non-Owner Occupied 26% Multi-Family 48% 1-4 Family 2% Other 1% CRE Owner Occupied 21% CRE Non- Owner Occupied 20% Commercial and Industrial 18% Multi-Family 13% Franchise 11% Construction & Land 5% One-to-Four family 4% Farm & Agric. 4% SBA 3% Consumer 1%

11 Conservative Credit Culture Nonperforming Assets to Total Assets (%) The Company has a history of effective credit risk management and outperforming peers • Loan delinquencies to loans held for investment of 0.16% as of 12/31/2017 • Nonperforming assets to total assets of 0.04% at 12/31/2017 1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.67 1.08 0.38 0.33 0.21 0.15 0.20 0.20 0.14 0.12 0.12 0.21 0.19 0.18 0.18 0.17 0.13 0.17 0.04 0.02 0.01 0.01 0.04 2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56 1.24 1.10 1.18 1.05 0.91 0.80 0.74 0.69 0.59 0.58 0.74 0.53 0.48 0.50 0.49 0.46 0.44 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 PPB Peers * CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 * California peer group consists of all insured California institutions, from SNL Financial.

12 CRE to Capital Concentration • CRE concentrations are well managed across the organization • Our growth across our key businesses has diversified our loan portfolio Managed Growth CRE as a Percent of Total Capital 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 365% 376% 378% 340% 336% 287% 0% 100% 200% 300% 400% 500% 600% 700% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17

13 Strong Loan Yields - Low Cost of Deposits Portfolio Core Loan Yields Cost of Total Deposits 0.33% 0.36% 0.32% 0.28% 0.27% 0.25% 0.28% 0.32% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Total Deposits Cost of Deposits Our specialty lines of business have optimized our net interest margin through diversification and disciplined pricing as well as accelerating organic loan and deposit growth… Note: All dollars in millions Note: Core loan yields exclude accretion. 5.28% 5.18% 5.17% 5.13% 5.05% 4.94% 4.98% 5.16% 0.00% 0.75% 1.50% 2.25% 3.00% 3.75% 4.50% 5.25% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Loans Portfolio Core Loan Yield

14 Revenue & Net Interest Margin Annual Operating Revenue(1) Note: All dollars in millions (1) Operating revenue = net interest income + noninterest income. (2) Core net interest margin excludes accretion. *Annualized $67 $87 $121 $173 $279 $350 $0 $50 $100 $150 $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 4Q'17* Core Net Interest Margin(2) And delivered compounded annual revenue growth rate of 51% as well as strong net interest margin of over 4% 3.93% 4.09% 4.06% 4.20% 4.27% 4.09% 4.14% 4.26% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Acquired HEOP 4/1/17

15 Noninterest Expense & Efficiency Adjusted Noninterest Expense / Avg. Assets Efficiency Ratio In addition to leveraging technology to drive growth, the Company has continually improved its operational processes to achieve greater operating leverage and economies of scale Note: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, and other-than-temporary impairment recovery (loss) on investment securities. Adjusted noninterest expense excludes other real estate owned operations, core deposit intangible amortization and merger related costs. 2.95% 2.87% 2.58% 2.55% 2.40% 2.30% 2.32% 2.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 64.7% 61.4% 55.9% 53.6% 52.3% 52.3% 52.1% 48.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17

16 Pre-Tax, Pre-Provision Income(1) Tangible Book Value per Share $23 $34 $52 $79 $132 $156 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2013 2014 2015 2016 2017 Q4'17* $9.08 $10.12 $11.17 $12.51 $12.88 $13.83 $14.35 $15.26 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Strong operating income has consistently resulted in shareholder value creation Operating Income and Tangible Book Value Note: All dollars in millions, except per share data Note: Tangible book values are based on basic shares outstanding. Refer to non-GAAP reconciliation (1) Excludes merger-related expenses *Annualized

17 (1) Pro forma capital ratios as of 12/31/2017 (2) Refer to non-GAAP reconciliation The consolidated Company and the Bank will remain well capitalized with strong earnings capacity to sustain growth strategy and well-capitalized levels Capital Ratios – As of 12/31/2017 Pacific Premier Well-Capitalized Requirement Consolidated Leverage Ratio 10.7% N/A Common Equity Tier-1 Ratio 10.6% N/A Tier-1 Ratio 10.9% N/A Risk Based Capital Ratio 12.6% N/A Tangible Common Equity ("TCE") Ratio (2) 9.4% N/A Bank Leverage Ratio 11.7% 5.0% Common Equity Tier-1 Ratio 11.9% 6.5% Tier-1 Ratio 11.9% 8.0% Risk Based Capital Ratio 12.3% 10.0%

18 Superior Market Performance (PPBI) Source: SNL Financial, market information as of 12/31/2017 Since December 2015, PPBI’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) PPBI +88% NASDAQ Bank SNL Bank +40% +43% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 Aug-17 Oct-17 Dec-17 PPBI SNL Bank NASDAQ Bank

19 Strategically Focused – Financially Motivated The Company’s management team operates the bank with the understanding we are growing toward $10.0 billion • Our business model is always evolving, transforming and improving • Continue to build a quality banking franchise and leverage our core competencies • Investments in and the strengthening of the entire team is an on-going process Continue to Evolve and Strive for Superior Performance Operational Integrity Leads to Strong Internal Controls and Risk Management The Company’s operating environment and culture have been built over the years to be scalable • Disciplined credit underwriting culture remains a fundamental underpinning • BSA/AML – automated Rule Based Risk Rating and statistical analytics covering entire client base • CRA – enhanced program to exceed community group requirements and large bank exam standards Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building tangible book value through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management

Scarcity Value in Southern California

Largest 25 Banks Headquartered in Southern California

Rank	Company Name	Exchange	City	Total Assets ($000s)
1	PacWest Bancorp	NASDAQ	Beverly Hills	$ 24,994,876
2	Banc of California, Inc.	NYSE	Santa Ana	$ 10,327,852
3	Bofl Holding, Inc.	NASDAQ	San Diego	$ 8,581,628
4	CVB Financial Corp.	NASDAQ	Ontario	$ 8,270,586
5	**Pacific Premier Bancorp, Inc.**	**NASDAQ**	**Irvine**	**$ 8,024,501**
6	Opus Bank	NASDAQ	Irvine	$ 7,486,809
7	Farmers & Merchants Bank of Long Beach	OTCQB	Long Beach	$ 6,991,578
8	First Foundation Inc.*	NASDAQ	Irvine	$ 4,637,822
9	Community Bank	OTC Pink	Pasadena	$ 3,747,398
10	Grandpoint Capital, Inc.	OTC Pink	Los Angeles	$ 3,203,002
11	Manufacturers Bank		Los Angeles	$ 2,477,688
12	American Business Bank	OTC Pink	Los Angeles	$ 1,758,336
13	Pacific Mercantile Bancorp	NASDAQ	Costa Mesa	$ 1,322,604
14	Silvergate Bank		La Jolla	$ 1,216,674
15	Provident Financial Holdings, Inc.	NASDAQ	Riverside	$ 1,162,131
16	Sunwest Bank		Irvine	$ 1,082,839
17	Malaga Bank F.S.B.	OTC Pink	Palos Verdes Estates	$ 1,041,000
18	Seacoast Commerce Bank	OTC Pink	San Diego	$ 938,927
19	Commercial Bank of California		Irvine	$ 800,518
20	Bank of Hemet		Riverside	$ 698,703
21	San Diego Private Bank	OTCQX	Coronado	$ 671,245
22	California First National Bank	OTCQX	Irvine	$ 629,516
23	CommerceWest Bank	OTC Pink	Irvine	$ 573,071
24	Pacific Commerce Bank	OTC Pink	Los Angeles	$ 536,111
25	Pacific Enterprise Bank	-	Irvine	$ 514,069

Significant scarcity value for quality and sizeable banking franchises in Southern California

PPBI is 5th largest bank headquartered in Southern California

Includes all banks and thrifts headquartered in Southern California (Orange, Los Angeles, San Bernardino, Riverside, and San Diego counties). Sorted by total assets, excludes pending merger targets and ethnic-focused banks

Source: SNL Financial for period-ending 12/31/2017
*Total assets includes impact from First Foundation's acquisition of PPB Bancorp
Note: All dollars in thousands

20

21 • Proven track record of executing on acquisitions and organic growth • Well positioned to evaluate attractive acquisition opportunities • Continue to drive economies of scale and operating leverage • Positioned to deliver continued growth and strong profitability • Ability to integrate business lines that generate higher risk adjusted returns • Create scarcity value among banks in Southern California Pacific Premier Outlook Building Long-term Franchise Value

22 Appendix material

Consolidated Financial Highlights

	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Summary Balance Sheet					
Total Assets	$4,036,311	$4,174,428	$6,440,631	$6,532,334	$8,024,501
Loans Held for Investment	3,241,613	3,385,697	4,858,611	5,009,317	6,196,468
Total Deposits	3,145,581	3,297,073	4,946,431	5,018,153	6,085,868
Loans Held for Investment / Total Deposits	103.1%	102.7%	98.2%	99.8%	101.8%
Summary Income Statement					
Total Revenue	$46,622	$46,386	$72,097	$72,512	$87,621
Total Noninterest Expense	25,377	29,747	48,496	39,612	49,895
Provision for Loan Losses	2,054	2,502	1,904	2,049	2,185
Net Income	11,953	9,521	14,176	20,232	16,171
Diluted EPS	$0.43	$0.34	$0.35	$0.50	$0.36
Performance Ratios					
Return on Average Assets* (4)	1.24%	0.94%	0.89%	1.26%	0.87%
Return on Average Tangible Common Equity* (4)	14.2%	11.0%	11.3%	15.0%	10.5%
Efficiency Ratio (1)	50.9%	52.3%	52.3%	52.1%	48.2%
Net Interest Margin	4.59%	4.39%	4.40%	4.34%	4.56%
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.03%	0.01%	0.06%	0.07%	0.16%
Allowance for Loan Losses to Loans Held for Investment	0.66%	0.68%	0.52%	0.54%	0.47%
Nonperforming Loans to Loans Held for Investment	0.04%	0.02%	0.01%	0.01%	0.05%
Nonperforming Assets to Total Assets (2)	0.04%	0.02%	0.01%	0.01%	0.04%
Classified Assets to Total Risk-Based Capital (3)	3.00%	2.54%	5.00%	6.15%	5.68%
Classified Assets to Total Assets (3)	0.33%	0.28%	0.52%	0.66%	0.61%
Capital Ratios					
Tangible Common Equity/ Tangible Assets *	8.86%	8.85%	9.18%	9.41%	9.42%
Tangible Book Value Per Share *	$12.51	$12.88	$13.83	$14.35	$15.26
Common Equity Tier 1 Risk-based Capital Ratio	10.12%	9.84%	10.71%	10.59%	10.59%
Tier 1 Risk-based Ratio	10.41%	10.11%	11.08%	10.94%	10.88%
Risk-based Capital Ratio	12.72%	12.34%	12.69%	12.51%	12.57%

(1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.
(2) Nonperforming assets excludes nonperforming investment securities.
(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.
(4) Annualized
* Please refer to non-GAAP reconciliation
Note: All dollars in thousands, except per share data

23

Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total stockholders' equity	$ 86,777	$ 134,517	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 471,025	$ 959,731	$ 981,660	$ 1,241,996
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,941)	(111,432)	(405,869)	(405,222)	(536,343)
Tangible common equity	**$ 84,708**	**$ 131,891**	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 359,593**	**$ 553,862**	**$ 576,438**	**$ 705,653**
Total assets	$ 961,128	$ 1,173,792	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 4,174,428	$ 6,440,631	$ 6,532,334	$ 8,024,501
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,670)	(111,432)	(405,869)	(405,222)	(536,343)
Tangible assets	**$ 959,059**	**$ 1,171,166**	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,641**	**$ 4,062,996**	**$ 6,034,762**	**$ 6,127,112**	**$ 7,488,158**
Common Equity ratio	9.03%	11.46%	10.22%	9.79%	10.72%	11.39%	11.28%	14.90%	15.03%	15.48%
Less: Intangible equity ratio	(0.20%)	(0.20%)	(1.28%)	(1.28%)	(1.90%)	(2.53%)	(2.43%)	(5.72%)	(5.62%)	(6.06%)
Tangible common equity ratio	**8.83%**	**11.26%**	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**8.85%**	**9.18%**	**9.41%**	**9.42%**
Basic shares outstanding	10,337,626	13,661,648	16,656,279	16,903,884	21,570,746	27,798,283	27,908,816	40,047,682	40,162,026	46,245,050
Book value per share	$ 8.39	$ 9.85	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 16.88	$ 23.96	$ 24.44	$ 26.86
Less: Intangible book value per share	(0.20)	(0.20)	(1.44)	(1.69)	(2.69)	(4.03)	(4.00)	(10.13)	(10.09)	(11.60)
Tangible book value per share	**$ 8.19**	**$ 9.65**	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 12.88**	**$ 13.83**	**$ 14.35**	**$ 15.26**

Note: All dollars in thousands, except per share data

24

Non-GAAP Financial Measures

Pre-tax, pre-provision income, excluding merger-related expense, is a non-GAAP financial measure derived from GAAP-based amounts. We calculate it by excluding income taxes, the provision for loan losses and merger-related expenses. We believe that this non-GAAP financial measure provides information that is important to investors. However, this non-GAAP financial measure is a supplement and is not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of pre-tax, pre-provision income, excluding merger-related expenses is set forth below.

	For the Years Ended					Annualized Three Months Ended
	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2017
Net income	$ 8,993	$ 16,616	$ 25,515	$ 40,103	$ 60,100	$ 64,684
Add: Income tax	5,587	10,719	15,209	25,215	42,126	77,480
Add: Provision for loan losses	1,860	4,684	6,425	8,776	8,640	8,740
Add: Merger-related expense	6,926	1,490	4,799	4,388	21,002	5,436
Pre-tax, pre-provision income (excluding merger-related expense)	**$ 23,366**	**$ 33,509**	**$ 51,948**	**$ 78,482**	**$ 131,868**	**$ 156,340**

Note: All dollars in thousands

25

26 Non-GAAP Financial Measures For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate these figures by excluding merger related expenses and DTA revaluations in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. (1) Annualized Note: All dollars in thousands December 31, 2017 Net income 16,171$ Add: Merger-related expense 5,436 Add: DTA revaluation 3,545 Adjusted net income 25,152$ Diluted earnings per share 0.36$ Add: Merger-related and litigation expense, net of tax 0.20 Adjusted diluted earnings per share 0.56$ Return on average assets 0.87% Add: Merger-related and litigation expense, net of tax 0.48% Adjusted return on average assets(1) 1.35%

27 Non-GAAP Financial Measures For the quarter period presented below, adjusted net income for return on average tangible common equity and average tangible common equity are non-GAAP financial measures derived from GAAP-based amounts. We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the GAAP measure of return on common stockholders’ equity is set forth below. • Please refer to non-GAAP reconciliation (1) Annualized Note: All dollars in thousands December 31, 2017 Adjusted net income* 25,152$ Plus: Tax effected CDI amortization 2,111 Less: CDI amortization expense tax adjustment 815 Adjusted net income for return on average tangible common equity 26,448$ Average stockholders' equity 1,161,174$ Less: Average core deposit intangible 40,274 Less: Average goodwill 454,362 Average tangible common equity 666,538$ Adjusted return on average tangible common equity(1) 15.9%